Exhibit 99.1
News

Investor and Media Contact
Peggy Reilly Tharp, Caleres
ptharp@caleres.com

Caleres Reports First Quarter 2019 Results

ST. LOUIS, June 3, 2019 - Caleres (NYSE: CAL, caleres.com), a diverse portfolio of global footwear brands, today reported first quarter 2019 financial results.

“Despite a soft marketplace, Brand Portfolio performed extremely well and continued to grow - with sales up more than 20% year-over-year - and to take share. Once again, we owned six of the top 25 women’s fashion footwear brands and grew sales ahead of market rate while gaining share,” said Diane Sullivan, CEO, president and chairman of Caleres. “At Famous Footwear, while the quarter ended on an encouraging note - with positive same-store-sales for both March and April - the slow start in February was tough to overcome. Going forward, we expect to see softness at Famous Footwear through at least the second quarter, as we continue to prepare for back-to-school by aggressively clearing underperforming inventory. While new additions to our elevated and refreshed product assortment are gaining traction, we expect to see more evidence of this during back-to-school, as we’ve previously discussed.

“Rather than maintaining the mid-point of our adjusted EPS guidance range at a 13% growth rate, we are prudently bringing the mid-point for earnings growth down to 9%,” continued Sullivan. “While we still expect to see year-over-year gains, we believe this new rate more accurately reflects industry challenges to date and gradual improvement over the balance of the year.”

First Quarter 2019 Results Versus 2018

•	Consolidated sales of $677.8 million, up 7.2%.

•	Brand Portfolio sales of $341.1 million were up 20.3%.

•	Famous Footwear total sales were $352.2 million, while same-store-sales were down 1.0%.

•
Gross profit was $279.8 million, up 1.8%, while gross margin was 41.3% and adjusted gross margin was 42.3% and excluded $7.2 million related to Vionic inventory adjustment amortization and for Brand Portfolio business exit expense.

•	SG&A expense of $262.1 million represented 38.7% of sales, an improvement of more than 90 basis points.

•	Operating earnings of $16.9 million and adjusted operating earnings of $24.9 million.

•	Net earnings were $9.1 million, resulting in earnings per diluted share of $0.22.

•	Adjusted net earnings were $15.0 million, while adjusted earnings per diluted share were $0.36.

Balance Sheet and Cash Flow

•	Cash and equivalents of $35.8 million and cash from operations of $49.9 million.

•	There were $318.0 million of outstanding borrowings under the revolving credit facility, following the October 18, 2018, acquisition of Vionic.

•	Inventory of $648.1 million was up 11.8% year-over-year and included $49.6 million of Vionic and Blowfish Malibu inventory.

•	Capital expenditures of $21.4 million were up approximately $12 million year-over-year, due to the investment in automation at the new Brand Portfolio fulfillment center.

•	Returned $2.9 million to shareholders, via dividends.

Impact of New Lease Accounting Rules

•
On February 3, 2019, Caleres adopted the new accounting standard for leases (ASC 842), which resulted in a significant increase in reported assets and liabilities associated with leases.  The company does not expect any material differences in lease expense, lease payments, operating earnings or cash flows, as compared to the previous accounting rules.  However, due to the incremental asset value required for operating leases under the new standard, ongoing impairment charges for underperforming retail stores are expected to be higher. The adoption of ASC 842 will not impact the company’s credit facility covenants.

2019 Outlook

Consolidated net sales	~$3.0 billion
Brand Portfolio sales	Up low- to mid-teens, including acquisitions
Famous Footwear same-store-sales	Flat to up low-single digits
Adjusted earnings per diluted share*	$2.35 to $2.45
* Excludes ~$0.14 of expenses related to brand acquisitions and exits

Investor Conference Call
Caleres will host an investor conference call at 4:30 p.m. ET today, Monday, June 3. The webcast and slides will be available at investor.caleres.com/news/events. A live conference call will be available at (877) 217-9089 for analysts in North America or (706) 679-1723 for international analysts by using the conference ID 8758845. A replay will be available at investor.caleres.com/news/events/archive for a limited period. Investors may also access the replay by dialing (855) 859-2056 in North America or (404) 537-3406 internationally and using the conference ID 8758845 through Saturday, June 8.

Definitions
All references in this press release, outside of the condensed consolidated financial statements that follow, unless otherwise noted, related to net earnings attributable to Caleres, Inc. and diluted earnings per common share attributable to Caleres, Inc. shareholders, are presented as net earnings and earnings per diluted share, respectively.

Non-GAAP Financial Measures
In this press release, the company’s financial results are provided both in accordance with generally accepted accounting principles (GAAP) and using certain non-GAAP financial measures. In particular, the company provides historic and estimated future gross profit, operating earnings, net earnings and earnings per diluted share adjusted to exclude certain gains, charges and recoveries, which are non-GAAP financial measures. These results are included as a complement to results provided in accordance with GAAP because management believes these non-GAAP financial measures help identify underlying trends in the company’s business and provide useful information to both management and investors by excluding certain items that may not be indicative of the company’s core operating results. These measures should not be considered a substitute for or superior to GAAP results.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995
This press release contains certain forward-looking statements and expectations regarding the company’s future performance and the performance of its brands. Such statements are subject to various risks and uncertainties that could cause actual results to differ materially.  These risks include (i) changing consumer demands, which may be influenced by consumers' disposable income, which in turn can be influenced by general economic conditions and other factors; (ii) rapidly changing fashion trends and consumer preferences and purchasing patterns; (iii) intense competition within the footwear industry; (iv) political and economic conditions or other threats to the continued and uninterrupted flow of inventory from China and other countries, where the Company relies heavily on third-party manufacturing facilities for a significant amount of its inventory; (v) imposition of tariffs; (vi) the ability to accurately forecast sales and manage inventory levels; (vii) cybersecurity threats or other major disruption to the Company’s information technology systems; (viii) customer concentration and increased consolidation in the retail industry; (ix) transitional challenges with acquisitions; (x) a disruption in the Company’s distribution centers; (xi) foreign currency fluctuations; (xii) changes to tax laws, policies and treaties; (xiii) the ability to recruit and retain senior management and other key associates;  (xiv) compliance with applicable laws and standards with respect to labor, trade and product safety issues; (xv) the ability to secure/exit leases on favorable terms; (xvi) the ability to maintain relationships with current suppliers; and (xvii) the ability to attract, retain, and maintain good relationships with licensors and protect our intellectual property rights. The company's reports to the Securities and Exchange Commission contain detailed information relating to such factors, including, without limitation, the information under the caption Risk Factors in Item 1A of the company’s Annual Report on Form 10-K for the year ended February 2, 2019, which information is incorporated by reference herein and updated by the company’s Quarterly Reports on Form 10-Q. The company does not undertake any obligation or plan to update these forward-looking statements, even though its situation may change.

# # #

About Caleres
Caleres is a diverse portfolio of global footwear brands.  Our products are available virtually everywhere - in the over 1,200 retail stores we operate, in hundreds of major department and specialty stores, on our branded e-commerce sites, and on many additional third-party retail websites. Famous Footwear offers great brands for the entire family with convenient, curated, affordable collections. Sam Edelman keeps expressive women in step with the latest trends in a playful, whimsical way. Naturalizer shoes are beautiful from the inside out, with elegant simplicity and legendary fit re-imagined for today’s consumer. Allen Edmonds combines old world craft with new world technology to create luxe footwear for the discerning man who wants sophisticated, modern classics. Rounding out our family of brands are Vionic, Dr. Scholl’s Shoes, Vince, Franco Sarto, LifeStride, Via Spiga, Blowfish Malibu, Bzees, Circus by Sam Edelman, Fergie and Ryka. Combined, these brands make Caleres a company with both a legacy and a mission.  Our legacy is our more than 140 years of craftsmanship and our passion for fit, while our mission is to continue to inspire people to feel great… feet first.  Visit caleres.com to learn more about us.

SCHEDULE 1

CALERES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS

	(Unaudited)
	Thirteen Weeks Ended
(Thousands, except per share data)	May 4, 2019	May 5, 2018
Net sales	$677,754	$632,142
Cost of goods sold	397,918	357,221
Gross profit	279,836	274,921
Selling and administrative expenses	262,111	250,197
Restructuring and other special charges, net	856	1,778
Operating earnings	16,869	22,946
Interest expense, net	(7,340)	(3,683)
Other income, net	2,619	3,091
Earnings before income taxes	12,148	22,354
Income tax provision	(3,063)	(5,174)
Net earnings	9,085	17,180
Net earnings (loss) attributable to noncontrolling interests	2	(32)
Net earnings attributable to Caleres, Inc.	$9,083	$17,212

Basic earnings per common share attributable to Caleres, Inc. shareholders	$0.22	$0.40

Diluted earnings per common share attributable to Caleres, Inc. shareholders	$0.22	$0.40

SCHEDULE 2

CALERES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

	(Unaudited)
	May 4, 2019	May 5, 2018	February 2, 2019
(Thousands)
ASSETS
Cash and cash equivalents	$35,778	$96,481	$30,200
Receivables, net	148,487	125,559	191,722
Inventories, net	648,145	579,902	683,171
Prepaid expenses and other current assets	54,902	62,385	71,354
Total current assets	887,312	864,327	976,447

Lease right-of-use assets	735,282	—	—
Property and equipment, net	236,257	208,898	230,784
Goodwill and intangible assets, net	548,508	339,900	549,897
Other assets	85,711	88,941	81,440
Total assets	$2,493,070	$1,502,066	$1,838,568

LIABILITIES AND EQUITY
Borrowings under revolving credit agreement	$318,000	$—	$335,000
Trade accounts payable	289,071	268,917	316,298
Lease obligations	136,005	—	—
Other accrued expenses	168,224	168,746	202,038
Total current liabilities	911,300	437,663	853,336

Noncurrent lease obligations	662,750	—	—
Long-term debt	198,046	197,587	197,932
Deferred rent	—	53,027	54,850
Other liabilities	92,342	99,651	97,015
Total other liabilities	953,138	350,265	349,797

Total Caleres, Inc. shareholders’ equity	627,236	712,705	634,053
Noncontrolling interests	1,396	1,433	1,382
Total equity	628,632	714,138	635,435
Total liabilities and equity	$2,493,070	$1,502,066	$1,838,568

SCHEDULE 3

CALERES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
	(Unaudited)
	Thirteen Weeks Ended
(Thousands)	May 4, 2019	May 5, 2018
OPERATING ACTIVITIES:
Net cash provided by operating activities	$49,910	$51,347

INVESTING ACTIVITIES:
Purchases of property and equipment	(18,443)	(7,929)
Capitalized software	(2,917)	(1,434)
Net cash used for investing activities	(21,360)	(9,363)

FINANCING ACTIVITIES:
Borrowings under revolving credit agreement	84,000	—
Repayments under revolving credit agreement	(101,000)	—
Dividends paid	(2,947)	(3,023)
Acquisition of treasury stock	—	(3,288)
Issuance of common stock under share-based plans, net	(2,559)	(3,122)
Other	(394)	—
Net cash used for financing activities	(22,900)	(9,433)
Effect of exchange rate changes on cash and cash equivalents	(72)	(117)
Increase in cash and cash equivalents	5,578	32,434
Cash and cash equivalents at beginning of period	30,200	64,047
Cash and cash equivalents at end of period	$35,778	$96,481

SCHEDULE 4

CALERES, INC.
RECONCILIATION OF NET EARNINGS AND DILUTED EARNINGS PER SHARE (GAAP BASIS) TO ADJUSTED NET EARNINGS AND ADJUSTED DILUTED EARNINGS PER SHARE (NON-GAAP BASIS)

	(Unaudited)
	Thirteen Weeks Ended
	May 4, 2019			May 5, 2018
(Thousands, except per share data)	Pre-Tax Impact of Charges/Other Items	Net Earnings Attributable to Caleres, Inc.	Diluted Earnings Per Share	Pre-Tax Impact of Charges/Other Items	Net Earnings Attributable to Caleres, Inc.	Diluted Earnings Per Share

GAAP earnings		$9,083	$0.22		$17,212	$0.40

Charges/other items:
Vionic acquisition and integration-related costs	$6,118	4,544	0.11	$—	—	—
Brand Portfolio - business exits	1,905	1,415	0.03	—	—	—
Integration and reorganization of men's brands	—	—	—	1,778	1,315	0.03
Total charges/other items	$8,023	$5,959	$0.14	$1,778	$1,315	$0.03
Adjusted earnings		$15,042	$0.36		$18,527	$0.43

SCHEDULE 5

CALERES, INC.
SUMMARY FINANCIAL RESULTS BY SEGMENT

SUMMARY FINANCIAL RESULTS

	(Unaudited)
	Thirteen Weeks Ended
	Famous Footwear		Brand Portfolio		Other		Consolidated
(Thousands)	May 4, 2019	May 5, 2018	May 4, 2019	May 5, 2018	May 4, 2019	May 5, 2018	May 4, 2019	May 5, 2018
Net sales	$352,165	$363,411	$341,050	$283,497	$(15,461)	$(14,766)	$677,754	$632,142
Gross profit	$152,693	$165,201	$126,860	$108,861	$283	$859	$279,836	$274,921
Adjusted gross profit	$152,693	$165,201	$134,027	$108,861	$283	$859	$287,003	$274,921
Gross profit rate	43.4%	45.5%	37.2%	38.4%	(1.8)%	(5.8)%	41.3%	43.5%
Adjusted gross profit rate	43.4%	45.5%	39.3%	38.4%	(1.8)%	(5.8)%	42.3%	43.5%
Operating earnings (loss)	$10,813	$21,857	$12,929	$11,627	$(6,873)	$(10,538)	$16,869	$22,946
Adjusted operating earnings (loss)	$10,813	$21,857	$20,705	$13,211	$(6,626)	$(10,344)	$24,892	$24,724
Operating earnings %	3.1%	6.0%	3.8%	4.1%	44.5%	71.4%	2.5%	3.6%
Adjusted operating earnings %	3.1%	6.0%	6.1%	4.7%	42.9%	70.1%	3.7%	3.9%
Same-store sales % (on a 13-week basis) (1)	(1.0)%	(0.8)%	(8.6)%	(1.0)%	—%	—%	—%	—%
Number of stores	985	1,013	230	235	—	—	1,215	1,248

RECONCILIATION OF ADJUSTED RESULTS (NON-GAAP)

	(Unaudited)
	Thirteen Weeks Ended
	Famous Footwear		Brand Portfolio		Other		Consolidated
(Thousands)	May 4, 2019	May 5, 2018	May 4, 2019	May 5, 2018	May 4, 2019	May 5, 2018	May 4, 2019	May 5, 2018
Gross profit	$152,693	$165,201	$126,860	$108,861	$283	$859	$279,836	$274,921
Charges/Other Items:
Vionic acquisition and integration-related costs	—	—	5,812	—	—	—	5,812	—
Brand Portfolio - business exits	—	—	1,355	—	—	—	1,355	—
Total charges/other items	—	—	7,167	—	—	—	7,167	—
Adjusted gross profit	$152,693	$165,201	$134,027	$108,861	$283	$859	$287,003	$274,921
Operating earnings (loss)	$10,813	$21,857	$12,929	$11,627	$(6,873)	$(10,538)	$16,869	$22,946
Charges/Other Items:
Vionic acquisition and integration-related costs	—	—	5,871	—	247	—	6,118	—
Brand Portfolio - business exits	—	—	1,905	—	—	—	1,905	—
Integration and reorganization of men's brands	—	—	—	1,584	—	194	—	1,778
Total charges/other items	—	—	7,776	1,584	247	194	8,023	1,778
Adjusted operating earnings (loss)	$10,813	$21,857	$20,705	$13,211	$(6,626)	$(10,344)	$24,892	$24,724

SCHEDULE 6

CALERES, INC.
BASIC AND DILUTED EARNINGS PER SHARE RECONCILIATION

	(Unaudited)
	Thirteen Weeks Ended
(Thousands, except per share data)	May 4, 2019	May 5, 2018

Net earnings attributable to Caleres, Inc.:
Net earnings	$9,085	$17,180
Net (earnings) loss attributable to noncontrolling interests	(2)	32
Net earnings attributable to Caleres, Inc.	9,083	17,212
Net earnings allocated to participating securities	(283)	(479)
Net earnings attributable to Caleres, Inc. after allocation of earnings to participating securities	$8,800	$16,733

Basic and diluted common shares attributable to Caleres, Inc.:
Basic common shares	40,741	41,910
Dilutive effect of share-based awards	60	124
Diluted common shares attributable to Caleres, Inc.	40,801	42,034

Basic earnings per common share attributable to Caleres, Inc. shareholders	$0.22	$0.40

Diluted earnings per common share attributable to Caleres, Inc. shareholders	$0.22	$0.40

SCHEDULE 7

CALERES, INC.
BASIC AND DILUTED EARNINGS PER SHARE RECONCILIATION

	(Unaudited)
	Thirteen Weeks Ended
(Thousands, except per share data)	May 4, 2019	May 5, 2018

Adjusted net earnings attributable to Caleres, Inc.:
Adjusted net earnings	$15,044	$18,495
Net (earnings) loss attributable to noncontrolling interests	(2)	32
Adjusted net earnings attributable to Caleres, Inc.	15,042	18,527
Net earnings allocated to participating securities	(472)	(516)
Adjusted net earnings attributable to Caleres, Inc. after allocation of earnings to participating securities	$14,570	$18,011

Basic and diluted common shares attributable to Caleres, Inc.:
Basic common shares	40,741	41,910
Dilutive effect of share-based awards	60	124
Diluted common shares attributable to Caleres, Inc.	40,801	42,034

Basic adjusted earnings per common share attributable to Caleres, Inc. shareholders	$0.36	$0.43

Diluted adjusted earnings per common share attributable to Caleres, Inc. shareholders	$0.36	$0.43

SCHEDULE 8

CALERES, INC.
RECONCILIATION OF INCOME TAX PROVISION AND EFFECTIVE TAX RATE (GAAP BASIS) TO ADJUSTED INCOME TAX PROVISION AND ADJUSTED EFFECTIVE TAX RATE (NON-GAAP BASIS)

	(Unaudited)
	Thirteen Weeks Ended
	May 4, 2019			May 5, 2018
(Thousands)	Earnings Before Income Taxes	Income Tax Provision	Effective Tax Rate	Earnings Before Income Taxes	Income Tax Provision	Effective Tax Rate

GAAP basis	$12,148	$(3,063)	25.2%	$22,354	$(5,174)	23.1%

Charges/other items:
Vionic acquisition and integration - related costs	6,118	(1,574)		—	—
Brand Portfolio - business exits	1,905	(490)		—	—
Integration and reorganization of men's brands	—	—		1,778	(463)
Adjusted basis	$20,171	$(5,127)	25.4%	$24,132	$(5,637)	23.4%

SCHEDULE 9

CALERES, INC.
CALCULATION OF RETURN ON AVERAGE INVESTED CAPITAL AND ADJUSTED RETURN ON AVERAGE INVESTED CAPITAL (NON-GAAP METRICS)

	(Unaudited)
	May 4, 2019	May 5, 2018
(in 000's)
Return on Average Invested Capital
Net earnings (trailing twelve months)	$(13,569)	$89,510
Average invested capital (1)	453,430	564,459
Return on average invested capital	(3.0)%	15.9%

Adjusted Return on Average Invested Capital
Adjusted net earnings (trailing twelve months)	$91,569	$94,168
Average invested capital (1)	453,430	564,459
Adjusted return on average invested capital	20.2%	16.7%

(1) Calculated as the 13-month average of each month-end invested capital balance. Invested capital is defined as current assets, excluding cash and cash equivalents, plus property and equipment, net, less current liabilities, excluding borrowings under revolving credit agreement and current lease obligations.